Exhibit 10.13

Form of Lock-Up Agreement

June ___, 2011

Roth Capital Partners, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660

As Representative of the several Underwriters named in
Schedule I to the Underwriting Agreement referred to below

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Brainsway Ltd., a company organized and existing under the laws of the State of Israel, public company number 513890764 (the “Company”), and certain underwriters named in Schedule I to the Underwriting Agreement for whom Roth Capital Partners, LLC (the “Underwriter”) is acting as representative, with respect to the public offering (the “Offering”) of ordinary shares, NIS 0.04 par value per share, of the Company (the “Ordinary Shares”) and Series 5 Warrants (the “Warrants”) to purchase Ordinary Shares.  Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Underwriting Agreement.

Pursuant to Section 6(j) of the Underwriting Agreement and in order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is one hundred eighty (180) days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of the Underwriter, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing (collectively, the “Lock-Up Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

The foregoing paragraph shall not apply to (a) the registration of the offer and sale of Ordinary Shares and Warrants as contemplated by the Underwriting Agreement and the sale of the Ordinary Shares and Warrants to the underwriters (as set forth in Schedule I to the Underwriting Agreement) in the Offering, (b) bona fide gifts of Lock-Up Securities, provided the recipient thereof agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (c) dispositions of Lock-Up Securities to any immediate family member or any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such immediate family member or trust agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, (d) transfers of Lock-Up Securities on death by will or intestacy, (e) sales or transfers of Ordinary Shares solely in connection with the “cashless” exercise of, or tax withholdings on, Company stock options outstanding on the date hereof for the purpose of exercising such stock options (provided that any remaining Ordinary Shares received upon such exercise will be subject to the restrictions provided for in this Lock-Up Agreement), (f) filings of registration statements on Form S-8, (g) transfers of Lock-Up Securities to an “affiliate” (as defined in Rule 12b-2 under the Exchange Act) of the undersigned, provided such affiliate agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement, or (h) sales or transfers of Lock-Up Securities pursuant to a sales plan entered into prior to the date hereof pursuant to Rule 10b5-1 under the Exchange Act, a copy of which has been provided to the Underwriter.  In addition, the restrictions sets forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to the Underwriter promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Lock-Up Agreement is terminated in accordance with its terms.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Ordinary Shares in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Underwriter, make any demand for, or exercise any right with respect to, the registration of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is eighteen (18) days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, that this paragraph shall not apply if (i) (x) the safe harbor provided by Rule 139 under the Act is available in the manner contemplated by Rule 2711(f)(4) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (y) within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers to the Underwriter a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Ordinary Shares are “actively traded securities,” within the meaning of Rule 2711(f)(4) of FINRA, or (ii) the undersigned requests and receives prior written confirmation from the Underwriter or the Company that the restrictions imposed by this Lock-Up Agreement have expired.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) if the closing of the Offering does not occur prior to one hundred eighty (180) days from the date of this Lock-Up Agreement or (iv) for any reason the Underwriting Agreement shall be terminated prior to the Applicable Time (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Yours very truly, _______________________________ Name: Title: